                                                                    Exhibit 99.2

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $349,305,124
Aggregate Original Principal Balance      $349,407,164
Number of Mortgage Loans                         1,890

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $50,000   $1,022,250     $184,872
Outstanding Principal Balance   $49,979   $1,021,946     $184,818

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)               360       360              360
Stated remaining Term (mos)       356       360              359
Loan Age (mos)                      0         4                1
Current Interest Rate           6.125%   11.250%           7.794%
Initial Interest Rate Cap(4)    3.000%    3.000%           3.000%
Periodic Rate Cap(4)            1.000%    1.000%           1.000%
Gross Margin(4)                 5.125%    9.500%           6.704%
Maximum Mortgage Rate(4)       12.125%   16.625%          13.680%
Minimum Mortgage Rate(4)        6.125%   10.625%           7.680%
Months to Roll(4)                  20        83               32
Original Loan-to-Value          20.80%   100.00%           78.23%
Combined Loan-to-Value          20.80%   100.00%           96.65%
Credit Score (3)                  525       811              644

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2036   07/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%
2nd Lien                        0.00%

OCCUPANCY
Primary                        98.90%
Second Home                     0.16%
Investment                      0.94%

LOAN TYPE
Fixed Rate                     20.39%
ARM                            79.61%

AMORTIZATION TYPE
Fully Amortizing                0.00%
Interest Only                   0.00%
15/30 Balloon                   0.00%
30/40 Balloon                  14.70%

YEAR OF ORIGINATION
2004                            0.00%
2005                            0.00%
2006                          100.00%

LOAN PURPOSE
Purchase                       79.00%
Refinance - Rate Term           2.38%
Refinance - Cashout            18.62%

PROPERTY TYPE
Single Family Residence        72.13%
Condominium                     7.65%
Planned Unit Development       17.48%
2-4 Family                      2.75%
Townhouse                       0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.001% to  6.500%              34    8,307,896        2.38     6.426       691      244,350     76.16     48.57    85.10     0.00
 6.501% to  7.000%             222   51,827,352       14.84     6.879       677      233,457     76.51     47.98    78.78     0.00
 7.001% to  7.500%             442   90,638,598       25.95     7.332       664      205,065     76.51     46.77    71.39     0.00
 7.501% to  8.000%             502   94,847,169       27.15     7.819       639      188,939     77.11     46.01    76.29     0.00
 8.001% to  8.500%             277   47,722,624       13.66     8.312       624      172,284     78.20     46.31    74.13     0.00
 8.501% to  9.000%             218   33,288,619        9.53     8.792       608      152,700     81.69     43.92    76.45     0.00
 9.001% to  9.500%             105   13,254,277        3.79     9.302       593      126,231     86.73     43.84    81.85     0.00
 9.501% to 10.000%              62    7,038,841        2.02     9.789       597      113,530     92.39     42.25    89.98     0.00
10.001% to 10.500%              19    1,611,539        0.46    10.319       602       84,818     96.56     41.57    93.89     0.00
10.501% to 11.000%               8      718,229        0.21    10.683       578       89,779     94.66     38.97   100.00     0.00
11.001% to 11.500%               1       49,979        0.01    11.250       582       49,979    100.00     29.73   100.00     0.00
                             -----  -----------      ------    ------       ---      -------    ------     -----   ------     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======    ======       ===      =======    ======     =====   ======     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.794% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                   1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 356 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  ----------  -----------  --------  --------  -------  -------
$50,000 or less                  8      399,908        0.11     9.078         589       49,989     65.94     39.07   100.00     0.00
$50,001 to $100,000            354   28,718,065        8.22     8.453         622       81,124     82.35     43.70    94.01     0.00
$100,001 to $150,000           595   74,667,139       21.38     8.013         628      125,491     78.82     44.42    89.81     0.00
$150,001 to $200,000           360   63,140,275       18.08     7.783         637      175,390     78.31     46.14    84.91     0.00
$200,001 to $250,000           210   46,881,734       13.42     7.573         647      223,246     76.95     47.20    77.85     0.00
$250,001 to $300,000           129   35,309,874       10.11     7.649         651      273,720     77.52     47.85    69.72     0.00
$300,001 to $350,000            69   22,434,589        6.42     7.678         645      325,139     77.74     47.23    68.01     0.00
$350,001 to $400,000            45   16,716,886        4.79     7.619         671      371,486     78.41     47.58    39.96     0.00
$400,001 to $450,000            46   19,714,143        5.64     7.468         671      428,568     76.92     46.99    40.97     0.00
$450,001 to $500,000            28   13,250,579        3.79     7.686         665      473,235     77.35     47.46    57.07     0.00
$500,001 to $550,000            21   10,979,472        3.14     7.642         664      522,832     78.61     47.27    57.66     0.00
$550,001 to $600,000             9    5,217,427        1.49     7.901         666      579,714     76.10     44.91    55.96     0.00
$600,001 to $650,000             6    3,797,295        1.09     7.399         643      632,883     75.36     46.29    66.98     0.00
$650,001 to $700,000             4    2,698,120        0.77     7.468         690      674,530     76.28     46.74    49.31     0.00
$800,001 to $850,000             2    1,660,702        0.48     7.500  638.449015     830,351     77.53     52.33   100.00     0.00
$850,001 to $900,000             2    1,747,463        0.50     7.195   684.41909      873,732     74.87     54.05   100.00     0.00
$900,001 to $950,000             1      949,508        0.27     7.750         764      949,508     80.00     37.06   100.00     0.00
$1,000,001 or greater            1    1,021,946        0.29     6.625         724    1,021,946     75.00     54.24   100.00     0.00
                             -----  -----------      ------     -----   ---------    ---------     -----     -----   ------     ----
TOTAL:                       1,890  349,305,124      100.00     7.794         644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====   =========    =========     =====     =====   ======     ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,979 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $184,818.

PRODUCT TYPES

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
PRODUCT TYPES                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
-------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  --------  -------
30/45 Balloon Loans             480   68,605,614       19.64     8.220       611      142,928     81.08     43.86     98.29     0.00
30/40 Balloon Loans              24    2,613,641        0.75     8.759       603      108,902     83.55     44.46    100.00     0.00
2/28 LIBOR Loans
   (40 Year Amortization)       208   45,408,817       13.00     7.751       650      218,312     77.78     45.88     67.56     0.00
2/28 LIBOR Loans
   (45 Year Amortization)        81   16,428,961        4.70     7.690       653      202,827     77.88     47.46     62.71     0.00
3/27 LIBOR Loans
   (40 Year Amortization)        18    2,562,391        0.73     7.906       657      142,355     79.19     48.01     62.48     0.00
3/27 LIBOR Loans
   (45 Year Amortization)     1,063  210,632,483       60.30     7.666       653      198,149     77.37     47.02     71.45     0.00
5/25 LIBOR Loans
   (40 Year Amortzation)          5      765,570        0.22     7.072       687      153,114     76.50     43.66    100.00     0.00
5/25 LIBOR Loans
   (45 Year Amortization)        10    2,152,674        0.62     7.371       693      215,267     76.97     39.24     57.46     0.00
7/23 LIBOR Loans
   (45 Year Amortization)         1      134,974        0.04     8.000       621      134,974     75.00     54.53    100.00     0.00
                              -----  -----------      ------     -----       ---      -------     -----     -----    ------     ----
TOTAL:                        1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21     75.94     0.00
                              =====  ===========      ======     =====       ===      =======     =====     =====    ======     ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  ------
Balloon                      1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          1,386  278,085,870       79.61     7.680       653      200,639     77.48     46.80    70.20     0.00
Fixed Rate                     504   71,219,254       20.39     8.240       610      141,308     81.17     43.88    98.35     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          3      329,538        0.09     8.558       586      109,846     85.46     37.15   100.00     0.00
Arizona                         45    7,513,208        2.15     7.864       630      166,960     77.24     46.32    80.15     0.00
Arkansas                         9    1,107,448        0.32     7.370       672      123,050     74.99     47.40    92.55     0.00
California                     349  115,439,665       33.05     7.491       665      330,773     76.29     48.30    56.11     0.00
Colorado                       140   21,912,885        6.27     7.721       628      156,521     79.00     44.27    92.48     0.00
Connecticut                      7    1,930,117        0.55     7.695       650      275,731     81.18     47.34    64.78     0.00
Florida                        158   28,621,949        8.19     7.654       641      181,152     77.18     44.08    79.08     0.00
Georgia                         78   10,235,216        2.93     8.176       624      131,221     77.92     43.99    88.70     0.00
Idaho                           77   10,299,173        2.95     7.898       627      133,755     77.21     43.98    86.27     0.00
Illinois                         4      471,759        0.14     8.612       593      117,940     79.31     51.07   100.00     0.00
Indiana                          7      662,256        0.19     8.661       618       94,608     83.43     43.81    85.74     0.00
Iowa                             4      450,231        0.13     8.693       646      112,558     83.02     47.76    78.50     0.00
Kansas                           9    1,054,075        0.30     8.490       630      117,119     84.14     47.01    88.67     0.00
Kentucky                        29    3,024,841        0.87     8.563       619      104,305     88.11     48.94    95.67     0.00
Maine                           11    1,272,691        0.36     8.536       645      115,699     77.35     45.52    65.83     0.00
Maryland                        20    5,448,336        1.56     8.108       643      272,417     80.86     44.49    77.87     0.00
Massachusetts                   21    5,052,472        1.45     8.330       634      240,594     80.22     44.41    66.77     0.00
Michigan                        85    9,323,998        2.67     8.437       624      109,694     83.82     43.65    91.53     0.00
Minnesota                       17    2,708,755        0.78     7.913       630      159,339     80.23     47.22    74.68     0.00
Mississippi                      7      642,174        0.18     7.991       621       91,739     78.92     44.51    85.32     0.00
Missouri                        27    2,695,602        0.77     8.472       611       99,837     83.21     47.10   100.00     0.00
Montana                          2      232,571        0.07     7.698       624      116,286     77.91     52.47   100.00     0.00
Nebraska                         7      675,586        0.19     8.033       636       96,512     80.45     46.51   100.00     0.00
Nevada                          65   15,168,142        4.34     7.521       638      233,356     76.01     48.06    86.32     0.00
New Jersey                      21    3,435,664        0.98     8.180       640      163,603     80.73     47.79    79.84     0.00
North Carolina                  50    5,654,228        1.62     8.650       618      113,085     80.26     44.46    90.97     0.00
Ohio                           163   18,660,831        5.34     8.480       615      114,484     85.97     42.54    96.09     0.00
Oklahoma                         4      309,914        0.09     8.386       621       77,478     82.78     49.83   100.00     0.00
Oregon                          83   13,587,571        3.89     7.835       638      163,706     78.12     45.68    91.18     0.00
Pennsylvania                    24    2,772,157        0.79     8.474       637      115,507     85.68     43.94    89.67     0.00
Rhode Island                     6    1,121,836        0.32     7.557       664      186,973     75.08     42.99    75.41     0.00
South Carolina                  14    1,762,644        0.50     8.377       621      125,903     78.80     42.71    74.29     0.00
Tennessee                       50    5,114,374        1.46     7.902       625      102,287     77.04     45.58   100.00     0.00
Utah                            46    6,614,351        1.89     7.447       651      143,790     76.37     44.21    88.38     0.00
Vermont                          5      857,045        0.25     8.156       681      171,409     81.10     49.12    34.66     0.00
Virginia                        21    3,531,606        1.01     7.626       650      168,172     77.06     43.13    89.11     0.00
Washington                     196   36,170,757       10.36     7.770       647      184,545     77.56     46.92    79.43     0.00
Wisconsin                       15    1,908,595        0.55     8.630       607      127,240     82.40     43.74   100.00     0.00
Wyoming                         11    1,530,862        0.44     7.976       623      139,169     80.50     48.44    85.89     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======     ====

No more than approximately 0.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  21    2,533,823        0.73     7.887       606      120,658     42.40     39.19    91.79     0.00
50.01% to 55.00%                 7      952,612        0.27     8.154       566      136,087     51.26     40.63   100.00     0.00
55.01% to 60.00%                 7    1,373,206        0.39     7.883       602      196,172     58.08     44.36   100.00     0.00
60.01% to 65.00%                 7    1,439,591        0.41     8.328       614      205,656     62.30     44.03    43.61     0.00
65.01% to 70.00%                20    4,135,083        1.18     7.604       611      206,754     69.00     39.21    94.92     0.00
70.01% to 75.00%               802  158,627,228       45.41     7.525       652      197,790     74.96     47.06    74.35     0.00
75.01% to 80.00%               768  146,893,887       42.05     7.783       649      191,268     79.90     46.11    72.07     0.00
80.01% to 85.00%                29    5,619,976        1.61     8.765       586      193,792     84.73     44.21    97.43     0.00
85.01% to 90.00%                90   13,617,901        3.90     9.015       600      151,310     89.84     44.62    95.81     0.00
90.01% to 95.00%                34    4,585,329        1.31     8.867       604      134,863     94.89     43.63    93.54     0.00
95.01% to 100.00%              105    9,526,487        2.73     9.532       610       90,728     99.94     44.31    98.97     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.80% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  21    2,533,823        0.73     7.887       606      120,658     42.40     39.19    91.79     0.00
50.01% to 55.00%                 7      952,612        0.27     8.154       566      136,087     51.26     40.63   100.00     0.00
55.01% to 60.00%                 7    1,373,206        0.39     7.883       602      196,172     58.08     44.36   100.00     0.00
60.01% to 65.00%                 7    1,439,591        0.41     8.328       614      205,656     62.30     44.03    43.61     0.00
65.01% to 70.00%                17    3,104,977        0.89     7.605       595      182,646     68.67     35.13    93.24     0.00
70.01% to 75.00%                26    4,933,115        1.41     7.836       614      189,735     74.58     41.23    84.32     0.00
75.01% to 80.00%                61   11,786,695        3.37     8.177       617      193,225     79.62     44.04    73.66     0.00
80.01% to 85.00%                31    6,234,812        1.78     8.619       595      201,123     83.70     44.18    90.23     0.00
85.01% to 90.00%               122   22,816,193        6.53     8.426       627      187,018     84.28     45.41    79.48     0.00
90.01% to 95.00%                62   11,765,581        3.37     8.015       636      189,767     83.49     46.10    80.25     0.00
95.01% to 100.00%            1,529  282,364,519       80.84     7.695       650      184,673     78.10     46.72    74.74     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 20.80% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 96.65%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 83.02% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.46%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  31    6,089,699        1.74     7.756       630      196,442     76.68     14.06    86.45     0.00
20.01% to 25.00%                29    4,493,102        1.29     8.232       611      154,935     77.88     22.55    91.07     0.00
25.01% to 30.00%                54    7,428,350        2.13     7.897       643      137,562     77.97     27.49    84.28     0.00
30.01% to 35.00%               115   15,955,336        4.57     8.162       626      138,742     79.13     32.80    86.94     0.00
35.01% to 40.00%               188   29,204,613        8.36     7.999       640      155,344     79.54     37.71    84.17     0.00
40.01% to 45.00%               290   49,968,711       14.31     7.891       644      172,306     78.02     42.71    67.00     0.00
45.01% to 50.00%               517  104,164,763       29.82     7.810       655      201,479     78.02     47.94    54.56     0.00
50.01% to 55.00%               521  105,668,519       30.25     7.647       641      202,819     77.87     52.42    89.57     0.00
55.01% to 60.00%               145   26,332,031        7.54     7.589       642      181,600     79.43     55.36    99.61     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,890  349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94     0.00
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 46.21%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
Purchase                     1,473   275,960,316       79.00     7.718       651      187,346     78.17     46.61    73.11      0.00
Refinance - Cashout            370    65,033,420       18.62     8.069       621      175,766     78.39     44.36    86.70      0.00
Refinance - Rate Term           47     8,311,388        2.38     8.166       617      176,838     79.00     47.10    85.60      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----    -----      ----
TOTAL:                       1,890   349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====    =====      ====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE              LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME    DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
Single Family                 1394   251,950,274       72.13     7.828       644      180,739     78.58     46.08    74.26      0.00
Planned Unit Development       292    61,047,359       17.48     7.683       639      209,066     77.36     46.45    83.96      0.00
Condo                          165    26,709,455        7.65     7.777       654      161,875     77.65     46.28    77.86      0.00
Two- to Four-Family             39     9,598,036        2.75     7.636       674      246,103     76.09     47.64    63.72      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----    -----      ----
TOTAL:                       1,890   349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====    =====      ====

DOCUMENTATION

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
DOCUMENTATION              LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
Full Documentation           1,408   229,852,288       65.80     7.822       631      163,247     78.69     46.67   100.00      0.00
No Income Verification         303    78,369,138       22.44     7.767       688      258,644     77.39     46.10     0.00      0.00
Full Documentation -
   Bank Statements             157    35,405,743       10.14     7.707       632      225,514     77.30     44.12   100.00      0.00
Limited Income
   Verification                 22     5,677,956        1.63     7.568       666      258,089     77.03     41.96     0.00      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----   ------      ----
TOTAL:                       1,890   349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====   ======      ====

OCCUPANCY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                  LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
Primary                       1868   345,459,282       98.90     7.787       644      184,935     78.24     46.23    76.10      0.00
Investment                      19     3,300,198        0.94     8.483       674      173,695     77.30     43.10    65.42      0.00
Second Home                      3       545,644        0.16     7.779       679      181,881     80.00     51.52    35.16      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----    -----      ----
TOTAL:                       1,890   349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====    =====      ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
0                               21     4,044,575        1.16     7.666       630      192,599     79.48     43.79    92.23      0.00
1                             1512   287,894,970       82.42     7.761       646      190,407     78.10     46.13    74.17      0.00
2                              209    37,846,499       10.83     7.778       645      181,084     77.64     47.66    80.80      0.00
3                              122    16,784,062        4.80     8.236       622      137,574     80.66     45.39    87.45      0.00
4                               26     2,735,019        0.78     8.962       575      105,193     82.86     42.62   100.00      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----   ------      ----
TOTAL:                       1,890   349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====   ======      ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
PENALTY TERM               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
None                           274    48,346,440       13.84     8.280       638      176,447     78.81     45.13    71.45      0.00
6 Months                         9     1,054,075        0.30     8.490       630      117,119     84.14     47.01    88.67      0.00
12 Months                      104    28,369,245        8.12     7.862       662      272,781     77.05     45.29    54.56      0.00
24 Months                      208    42,604,619       12.20     7.653       651      204,830     77.63     46.60    76.83      0.00
36 Months                    1,295   228,930,745       65.54     7.706       642      176,780     78.34     46.47    79.31      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----    -----      ----
TOTAL:                       1,890   349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====    =====      ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
CREDIT SCORES              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
476 to 500                       0             0          --        --         0           0         --        --     0.00      0.00
501 to 525                       1       254,888        0.07     8.875       525      254,888     51.00     41.63   100.00      0.00
526 to 550                      32     4,750,241        1.36     8.888       544      148,445     76.52     42.21   100.00      0.00
551 to 575                     108    14,882,981        4.26     8.687       565      137,805     79.15     43.94    99.15      0.00
576 to 600                     332    50,763,427       14.53     8.456       589      152,902     80.98     44.49    95.13      0.00
601 to 625                     421    68,622,180       19.65     7.827       613      162,998     78.79     46.41    98.07      0.00
626 to 650                     346    66,310,582       18.98     7.758       638      191,649     77.54     47.15    80.97      0.00
651 to 675                     267    54,163,175       15.51     7.644       662      202,858     76.89     46.40    67.21      0.00
676 to 700                     173    37,396,653       10.71     7.387       688      216,166     77.53     46.84    48.10      0.00
701 to 725                     118    31,064,797        8.89     7.231       712      263,261     77.35     47.82    45.48      0.00
726 to 750                      49    10,048,040        2.88     7.255       736      205,062     77.98     45.51    31.97      0.00
751 to 775                      27     7,254,110        2.08     7.271       761      268,671     78.55     44.44    37.31      0.00
776 to 800                      14     3,218,693        0.92     7.194       785      229,907     76.91     45.47    48.65      0.00
801 to 825                       2       575,356        0.16     7.212       805      287,678     78.16     49.06    36.75      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----   ------      ----
TOTAL:                       1,890   349,305,124      100.00     7.794       644      184,818     78.23     46.21    75.94      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====   ======      ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE   CREDIT    BALANCE     ORIGINAL  DEBT-TO-    FULL    PERCENT
GROSS MARGINS              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC        IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
5.001% to 5.500%                23     5,274,106        1.90     6.412       700      229,309     75.25     47.94    88.24      0.00
5.501% to 6.000%               195    45,150,747       16.24     6.862       680      231,542     76.51     47.93    82.15      0.00
6.001% to 6.500%               370    77,042,246       27.70     7.302       668      208,222     76.46     47.05    67.65      0.00
6.501% to 7.000%               408    80,756,662       29.04     7.786       647      197,933     77.24     46.82    69.74      0.00
7.001% to 7.500%               186    36,548,238       13.14     8.239       635      196,496     77.80     46.82    60.74      0.00
7.501% to 8.000%               125    21,954,907        7.90     8.759       614      175,639     79.89     44.86    65.84      0.00
8.001% to 8.500%                58     8,634,672        3.11     9.305       593      148,874     83.91     44.23    74.83      0.00
8.501% to 9.000%                17     2,419,680        0.87     9.810       610      142,334     88.34     41.87    70.87      0.00
9.001% to 9.500%                 4       304,611        0.11    10.304       637       76,153     99.99     41.91    67.67      0.00
                             -----   -----------      ------    ------       ---      -------     -----     -----    -----      ----
TOTAL:                       1,386   278,085,870      100.00     7.680       653      200,639     77.48     46.80    70.20      0.00
                             =====   ===========      ======    ======       ===      =======     =====     =====    =====      ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.125% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.704% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
12.001% to 12.500%              28     7,113,411        2.56     6.427       695      254,050     75.66     48.67    85.94      0.00
12.501% to 13.000%             206    48,770,371       17.54     6.878       681      236,749     76.54     47.98    77.65      0.00
13.001% to 13.500%             376    78,945,338       28.39     7.325       668      209,961     76.62     47.13    67.15      0.00
13.501% to 14.000%             395    77,679,518       27.93     7.811       645      196,657     77.13     46.90    71.37      0.00
14.001% to 14.500%             170    31,467,408       11.32     8.309       632      185,102     77.80     46.34    61.90      0.00
14.501% to 15.000%             126    22,283,648        8.01     8.796       612      176,854     79.81     44.34    65.39      0.00
15.001% to 15.500%              58     8,247,088        2.97     9.283       596      142,191     83.52     43.94    72.15      0.00
15.501% to 16.000%              19     2,834,128        1.02     9.755       612      149,165     87.98     43.61    75.13      0.00
16.001% to 16.500%               7       612,779        0.22    10.250       605       87,540     93.89     42.58    83.93      0.00
16.501% to 17.000%               1       132,183        0.05    10.625       562      132,183     89.99     46.36   100.00      0.00
                             -----   -----------      ------    ------       ---      -------     -----     -----   ------      ----
TOTAL:                       1,386   278,085,870      100.00     7.680       653      200,639     77.48     46.80    70.20      0.00
                             =====   ===========      ======    ======       ===      =======     =====     =====   ======      ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.125% per annum to 16.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.680% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
ADJUSTMENT DATE            LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC        IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  --------
March 2008                       1       145,679        0.05     9.125       571      145,679     90.00     50.92   100.00      0.00
April 2008                      14     2,027,061        0.73     8.246       621      144,790     78.85     42.53    81.36      0.00
May 2008                        30     6,142,931        2.21     7.470       643      204,764     76.88     48.67    79.37      0.00
June 2008                      239    52,422,506       18.85     7.734       654      219,341     77.80     46.13    63.35      0.00
July 2008                        5     1,099,600        0.40     8.085       608      219,920     79.49     47.42   100.00      0.00
March 2009                      11     1,169,720        0.42     9.167       569      106,338     86.90     43.31   100.00      0.00
April 2009                      60     9,639,950        3.47     7.873       639      160,666     77.18     47.02    82.07      0.00
May 2009                       128    24,938,269        8.97     7.652       657      194,830     77.02     48.14    75.94      0.00
June 2009                      871   175,374,560       63.06     7.654       654      201,349     77.37     46.96    69.75      0.00
July 2009                       11     2,072,375        0.75     7.331       649      188,398     79.32     41.35    84.83      0.00
May 2011                         2       188,924        0.07     8.358       591       94,462     79.42     49.82   100.00      0.00
June 2011                       13     2,729,320        0.98     7.219       698      209,948     76.67     39.75    66.45      0.00
June 2013                        1       134,974        0.05     8.000       621      134,974     75.00     54.53   100.00      0.00
                             -----   -----------      ------     -----       ---      -------     -----     -----   ------      ----
TOTAL:                       1,386   278,085,870      100.00     7.680       653      200,639     77.48     46.80    70.20      0.00
                             =====   ===========      ======     =====       ===      =======     =====     =====   ======      ====